                                                                    EXHIBIT 23.2
                                                                    ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the use of our report dated May 1, 1998 (except with respect to the matter discussed in Note 15, as to which the date is September 17, 1998) for NACO, Inc. and Subsidiaries and to all references to our firm included in or made part of this Registration Statement on Form S-4.


                                                             Arthur Andersen LLP


Chicago, Illinois
October 6, 1998